Exhibit 10.1

AGENCY RESIGNATION AND APPOINTMENT AGREEMENT

AND AMENDMENT TO CREDIT AGREEMENT

Dated as of August 7, 2015

This AGENCY RESIGNATION AND APPOINTMENT AGREEMENT AND AMENDMENT TO CREDIT AGREEMENT (the “Agreement”) is entered into as of the date first written above by and among CROWN CASTLE INTERNATIONAL CORP., a Delaware corporation (“Holdings”), CROWN CASTLE OPERATING COMPANY, a Delaware corporation (the “Borrower”), the other LOAN PARTIES party hereto, THE ROYAL BANK OF SCOTLAND PLC (“RBS”), MIZUHO BANK, LTD. (“Mizuho”) and the REQUIRED LENDERS.

Reference is made to the Credit Agreement, dated as of January 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Lenders and Issuing Banks party thereto, RBS, as Administrative Agent, and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Documentation Agent. The Credit Agreement, as amended by this Agreement, is referred to as the “Amended Credit Agreement.” Capitalized terms used herein and not otherwise defined herein have the meanings given such terms in the Credit Agreement.

WHEREAS, RBS desires to resign its capacity as Administrative Agent under the Loan Documents and Mizuho is willing and able to replace RBS in such capacity.

WHEREAS, the Borrower desires to terminate RBS as an Issuing Bank under the Credit Agreement and to designate Mizuho as an Issuing Bank thereunder.

WHEREAS, the Borrower desires to terminate RBS as Swingline Lender under the Credit Agreement and to designate Mizuho as the Swingline Lender thereunder.

NOW, THEREFORE, in consideration of the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Rules of Construction. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

Section 2. Notice of Resignation of Administrative Agent. Pursuant to Article VIII of the Credit Agreement, effective as of the Effective Date (as defined below), RBS hereby resigns as Administrative Agent. The undersigned Lenders and the Borrower hereby waive the 30-day notice of resignation requirement under Article VIII of the Credit Agreement.

Section 3. Appointment and Acceptance of Successor Administrative Agent. Effective as of the Effective Date:

(a) The undersigned Lenders hereby appoint Mizuho as successor Administrative Agent under the Credit Agreement and all other Loan Documents;

(b) Mizuho hereby accepts such appointment as successor Administrative Agent under the Credit Agreement and all other Loan Documents;

(c) The Borrower hereby consents and agrees to the appointment of Mizuho as successor Administrative Agent under the Credit Agreement and all other Loan Documents;

(d) (i) Mizuho shall succeed to and become vested with all the rights, powers, privileges and duties of the Administrative Agent, as provided in Article VIII of the Credit Agreement, (ii) RBS shall be discharged from its duties and obligations as Administrative Agent, as provided in Article VIII of the Credit Agreement, and the provisions of Article VIII of the Credit Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Credit Agreement, and (iii) the term “Administrative Agent” as used in the Amended Credit Agreement and the other Loan Documents, as amended hereby, shall mean Mizuho, in its capacity as Administrative Agent; and

(e) All Liens granted in favor of RBS pursuant to the Loan Documents are hereby assigned, transferred and conveyed to Mizuho. RBS and the Borrower hereby authorize Mizuho or any of its designees, at Mizuho’s expense, to file, record and deliver, where applicable or appropriate, any assignments or other amendments of any financing statements filed or mortgages recorded in connection with the Loan Documents to reflect the change in identity of the secured party of record.

Section 4. Replacement of Swingline Lender and Issuing Bank.

(a) Effective as of the Effective Date, (i) RBS hereby resigns as the Swingline Lender and RBS shall be released from any further obligations in respect of its role as Swingline Lender or RBS’ Swingline Commitment, (ii) the Borrower hereby appoints Mizuho as the successor Swingline Lender, (iii) Mizuho hereby accepts such appointment as the Swingline Lender under the Credit Agreement and (iv) Mizuho shall succeed to and become vested with all the rights, powers, privileges and duties of the Swingline Lender under the Credit Agreement and all other Loan Documents.

(b) Effective as of the Effective Date, (i) RBS hereby resigns as an Issuing Bank and RBS shall be released from any further obligations in respect of its role as an Issuing Bank and represents and warrants that as of the date hereof, it has not issued any Letters of Credit under the Credit Agreement, (ii) the Borrower agrees that it will not request that RBS issue any Letters of Credit under the Credit Agreement on or after the date of this Agreement and on or prior to the Effective Date, (iii) the Borrower hereby appoints Mizuho as an Issuing Bank, (iv) Mizuho hereby accepts such appointment as an Issuing Bank under the Credit Agreement and (v) Mizuho shall succeed to and become vested with all the rights, powers, privileges and duties of an Issuing Bank under the Credit Agreement and all other Loan Documents.

Section 5. Credit Agreement and Other Loan Documents Amendments. Effective as of the Effective Date, the Credit Agreement and the other Loan Documents are hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following definition in the appropriate alphabetical order:

“Mizuho” means Mizuho Bank, Ltd.

(b) Each reference to “The Royal Bank of Scotland plc” in the definitions of “Administrative Agent,” “Issuing Bank,” “Prime Rate,” and “Swingline Lender” and in Article VIII of the Credit Agreement, is hereby replaced with a reference to “Mizuho.”

(c) Section 9.01 of the Credit Agreement is hereby amended to replace clause (ii) thereof with the following: “if to the Administrative Agent, to it at Mizuho Bank, Ltd., 1800 Plaza Ten, Harborside Financial Center, Jersey City, New Jersey 07311-4098, Attention: Verleria Wilson, Facsimile: (201) 626-9941”.

(d) Section 9.01 of the Credit Agreement is hereby amended to replace clause (iv) thereof with the following: “if to the Swingline Lender, to it at Mizuho Bank, Ltd., 1800 Plaza Ten, Harborside Financial Center, Jersey City, New Jersey 07311-4098, Attention: Verleria Wilson, Facsimile: (201) 626-9941”.

(e) All recitals, introductory paragraphs and defined terms referring to “The Royal Bank of Scotland plc” as the Administrative Agent, as the Swingline Lender, or as the Issuing Bank in the Credit Agreement and in the other Loan Documents (and all exhibits thereto) are hereby amended to reference “Mizuho Bank, Ltd.” and its address as specified in clause (c) above.

Section 6. Conditions to Effectiveness of this Agreement. This Agreement shall become effective on and as of the first date (such date being the “Effective Date”) on which all of the following conditions precedent have been satisfied:

(a) RBS and Mizuho shall have received counterparts of this Agreement, duly executed by the Borrower, Holdings, each of the other Loan Parties and the Lenders constituting Required Lenders;

(b) The Borrower and Mizuho shall have entered into that certain Administrative Agent Fee Letter, dated as of the date hereof;

(c) RBS, Mizuho and the Borrower shall have entered into an Assignment and Assumption, pursuant to which RBS assigns all of its rights and obligations under the Credit Agreement as a Lender (including all of its Revolving Commitment, Swingline Commitment and Loans at the time owing to it) to Mizuho, which Assignment and Assumption is duly executed by the Borrower, RBS and Mizuho;

(d) The Borrower shall have paid all of the interest, costs, expenses, fees and other amounts payable to RBS which have accrued to but excluding the Effective Date in accordance with (i) the Administrative Agent Fee Letter dated as of January 9, 2012 between Holdings and RBS and (ii) the Credit Agreement;

(e) RBS shall have delivered to Mizuho all Collateral in the possession of RBS as specified in Schedule I hereto (and Mizuho shall have acknowledged receipt of such Collateral in a manner reasonably satisfactory to the Borrower);

(f) Mizuho shall have received all documents, instruments and agreements that are necessary to effect the assignment of the Liens referenced in Section 3(e) hereof to Mizuho and to maintain the priority and perfection of such Liens in the name of Mizuho upon the Effective Date, including those documents, instruments and agreements listed on Schedule III hereto; and

(g) Amendments on Form UCC-3 with respect to the initial UCC-1 financing statements described in Schedule II hereto for each Loan Party shall be in the proper form for filing, shall be reasonably satisfactory to the Borrower and shall be delivered to Mizuho for filing on the Effective Date.

Section 7. Covenants of RBS and the Borrower

(a) RBS and the Borrower shall take all further actions and execute all documents, agreements and instruments reasonably requested by Mizuho for the purpose of assigning the Liens referenced in Section 3(e) hereof to Mizuho and maintaining the priority and perfection of such Liens in the name of Mizuho upon the Effective Date, and shall continue to provide such cooperation as necessary after the Effective Date.

(b) RBS shall (i) execute and/or furnish all documents, agreements and instruments as may be reasonably requested by Mizuho to transfer the rights and privileges of RBS under the Loan Documents, in its capacity as the Administrative Agent, the Swingline Lender and an Issuing Bank, to Mizuho and (ii) take all actions reasonably requested by Mizuho to facilitate the transfer of information to Mizuho in connection with the Credit Agreement and all other Loan Documents.

(c) RBS agrees that on and after the Effective Date, no administrative fee will be due and payable by Holdings, the Borrower or any of its Subsidiaries to RBS pursuant to that certain Administrative Agent Fee Letter dated as of January 9, 2012, between Holdings and RBS.

Section 8. Return of Payments. In the event that, after the Effective Date, RBS receives any principal, interest or other amount owing to any Lender or Mizuho, in its capacity as Administrative Agent, under the Credit Agreement or any other Loan Document, RBS agrees that such payment shall be held in trust for Mizuho, and RBS shall promptly remit such payment in immediately available funds to Mizuho, without setoff, deduction or counterclaim, for payment to the Person entitled thereto.

Section 9. Effect on the Loan Documents. The execution, delivery and effectiveness of this Agreement shall not, except as expressly set forth herein, operate as a waiver of any right, power or remedy of any Lender, the Swingline Lender, any Issuing Bank or the Administrative Agent under the Credit Agreement or any other Loan Document, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each of the Credit Agreement and the other Loan Documents is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Agreement shall constitute a Loan Document and shall be binding on the parties hereto and their respective successors and permitted assigns under the Amended Credit Agreement. Upon and after the execution of this Agreement by each of the parties hereto, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

Section 10. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission (in PDF) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 11. Applicable Law; Waiver of Jury Trial.

(a) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES TO BE BOUND BY THE PROVISIONS OF SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

Section 12. Acknowledgement and Affirmation. Each of the Borrower and the other Loan Parties hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as amended by this Agreement, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect immediately after giving effect to this Agreement.

Section 13. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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THE ROYAL BANK OF SCOTLAND PLC, as retiring Administrative Agent, as a Lender, as retiring Issuing Bank and as retiring Swingline Lender

By	/s/ Robert McClorey
Name: Robert McClorey
Title: Vice President

MIZUHO BANK, LTD., as successor Administrative Agent, as successor Issuing Bank, as successor Swingline Lender and as a Lender

By	/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

CROWN CASTLE INTERNATIONAL CORP.,

By	/s/ E. Blake Hawk
	Name:	E. Blake Hawk
	Title:	Executive Vice President and General Counsel

CROWN CASTLE OPERATING COMPANY,

By	/s/ E. Blake Hawk
	Name:	E. Blake Hawk
	Title:	Executive Vice President

CROWN CASTLE OPERATING LLC,

By	/s/ E. Blake Hawk
	Name:	E. Blake Hawk
	Title:	Executive Vice President

CCGS HOLDINGS CORP.,

By	/s/ E. Blake Hawk
	Name:	E. Blake Hawk
	Title:	Executive Vice President

GLOBAL SIGNAL OPERATING PARTNERSHIP, L.P.,

By	/s/ E. Blake Hawk
	Name:	E. Blake Hawk
	Title:	Executive Vice President

CROWN CASTLE SOLUTIONS CORP.,

By	/s/ E. Blake Hawk
	Name:	E. Blake Hawk
	Title:	Executive Vice President

GLOBAL SIGNAL ACQUISITIONS III LLC,

By	/s/ E. Blake Hawk
	Name:	E. Blake Hawk
	Title:	Executive Vice President

GLOBAL SIGNAL ACQUISITION IV LLC,

By	/s/ E. Blake Hawk
	Name:	E. Blake Hawk
	Title:	Executive Vice President

CROWN CASTLE TOWERS 06-2 LLC,

By	/s/ E. Blake Hawk
	Name:	E. Blake Hawk
	Title:	Executive Vice President

CROWN CASTLE NG NETWORKS LLC,

By	/s/ E. Blake Hawk
	Name:	E. Blake Hawk
	Title:	Executive Vice President

CROWN CASTLE NG EAST LLC,

By	/s/ E. Blake Hawk
	Name:	E. Blake Hawk
	Title:	Executive Vice President

CROWN CASTLE NG WEST LLC,

By	/s/ E. Blake Hawk
	Name:	E. Blake Hawk
	Title:	Executive Vice President

NEWPATH NETWORKS HOLDING LLC

By	/s/ E. Blake Hawk
	Name:	E. Blake Hawk
	Title:	Executive Vice President

NEWPATH NETWORKS, LLC

By	/s/ E. Blake Hawk
	Name:	E. Blake Hawk
	Title:	Executive Vice President

TRISTAR INVESTORS LLC

By	/s/ E. Blake Hawk
	Name:	E. Blake Hawk
	Title:	Executive Vice President